EXHIBIT 99.1
                                 ------------

                        The Subsequent Transfer Agreement

                         SUBSEQUENT TRANSFER AGREEMENT

     Subsequent Transfer Agreement, dated as of April 18, 2006, among IndyMac MBS, Inc., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B., a federal savings bank ("IndyMac Bank"), in its capacity as seller under the Pooling and Servicing Agreement referred to below (the "Seller"), and Deutsche Bank National Trust Company, a national banking association, as trustee (the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Depositor, IndyMac Bank (in its capacity as Seller and in its capacity as Master Servicer) and the Trustee, are parties to the pooling and servicing agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") relating to the Residential Asset Securitization Trust 2006-A2 Mortgage Pass Through Certificates, Series 2006-B; and

     WHEREAS, as contemplated in the Pooling and Servicing Agreement, the Seller desires to convey certain Subsequent Mortgage Loans to the Depositor, and the Depositor desires to simultaneously convey the Subsequent Mortgage Loans to the Trustee for the benefit of the Certificateholders;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.01. Defined Terms.

     Capitalized terms used herein that are not otherwise defined have the meanings given to them in Pooling and Servicing Agreement.

     "Agreement" means this Subsequent Transfer Agreement and all amendments hereof and supplements hereto.

     "Subsequent Mortgage Loans" means the Mortgage Loans identified on the Mortgage Loan Schedule specified in Section 1.02 of this Agreement.

     "Subsequent Transfer Date" means, with respect to this Agreement, April 18, 2006.

     "Cut-off Date" means, with respect to each of the Subsequent Mortgage Loans, the later of April 1, 2006 and its date of origination.

Section 1.02. Mortgage Loan Schedule.

     Annexed hereto is a supplement to Schedule I to the Pooling and Servicing Agreement listing the Subsequent Mortgage Loans to be conveyed by the Seller to the Depositor and simultaneously by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement and this Agreement on the Subsequent Transfer Date.

Section 1.03. Conveyance of Subsequent Mortgage Loans by the Seller.

     Subject to the conditions set forth in Section 1.05 and Section 1.06 of this Agreement, in consideration of the Trustee's delivery to or upon the order of the Seller of $86,320,424.70

(i.e., an amount not greater than the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans), the Seller does hereby sell, transfer, assign and otherwise convey to the Depositor, without recourse (subject to the Seller's obligations hereunder) all of the Seller's interest in the Subsequent Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to each Subsequent Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Subsequent Mortgage Loan received before such related Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Mortgage Loan by such related Cut-off Date, and the Depositor simultaneously does hereby sell, transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse, all the interest of the Depositor in each Subsequent Mortgage Loan, including all interest and principal received or receivable by the Depositor on or with respect to each Subsequent Mortgage Loan after the related Cut-off Date and all interest and principal payments on each Subsequent Mortgage Loan received before such related Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on each Subsequent Mortgage Loan by such related Cut-off Date.

Section 1.04. Allocation of the Amounts to be Released from the Pre-Funding Account.

     Of the $86,320,424.70 (i.e., an amount not greater than the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans), released by the Trustee pursuant to Section 1.03, the Trustee shall release the sum of $86,320,424.70 (i.e., an amount not greater than the aggregate Cut-off Date Principal Balance of the Subsequent Mortgage Loans).

Section 1.05. Representations and Warranties of Seller.

     The Seller does hereby reaffirm the representations and warranties set forth in Section 2.03 and on Schedule II of the Pooling and Servicing Agreement for the benefit of the Depositor and the Trustee as purchasers hereunder are true with respect to the Subsequent Mortgage Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Mortgage Loans to the Depositor and the simultaneous sale, transfer and assignment of such Subsequent Mortgage Loans to the Trustee.

Section 1.06. Representations and Warranties of Depositor.

     The Depositor does hereby reaffirm the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement for the benefit of the Trustee as purchaser hereunder are true with respect to the Subsequent Mortgage Loans. Such representations and warranties shall survive the sale, transfer and assignment of the Subsequent Mortgage Loans to the Trustee.

Section 1.07. Conditions Precedent.

     The obligation of the Trustee to acquire the Subsequent Mortgage Loans hereunder is subject to the satisfaction, by the Subsequent Transfer Date, of the conditions precedent identified in Section 2.08(d).

     The Trustee shall not be required to investigate or otherwise verify satisfaction of the conditions listed above, but shall be entitled to conclusively rely upon Opinions of Counsel and Officer's Certificates confirming such fulfillment.

Section 1.08. Reaffirmation of Agreement.

     All terms, conditions and provisions of the Pooling and Servicing Agreement are hereby reaffirmed and incorporated by reference by the Seller as to the Subsequent Mortgage Loans.

Section 1.09. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; except that, the immunities, authority, and standard of care of the Trustee shall be governed by the jurisdiction in which its Corporate Trust Office is located.

     IN WITNESS WHEREOF, the Depositor, the Seller and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                          INDYMAC BANK, F.S.B.
                                            as Seller


                                          By: /s/ Dan Kammer
                                              --------------------------------
                                              Name:   Dan Kammer
                                              Title:  First Vice President

                                          INDYMAC MBS, INC.
                                            as Depositor


                                          By: /s/ Dan Kammer
                                              --------------------------------
                                              Name:   Dan Kammer
                                              Title:  First Vice President

                                          DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            not in its individual capacity,
                                            but solely as Trustee


                                          By: /s/ Jennifer Hermansader
                                              --------------------------------
                                              Name:   Jennifer Hermansader
                                              Title:  Associate


                                          By:  /s/ Marion Hogan
                                               -------------------------------
                                               Name:   Marion Hogan
                                               Title:  Associate